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                           AGREEMENT OF JOINT FILING

         Pursuant to Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to file with the Securities and Exchange Commission the Schedule 13D Statement (the "Statement") to which this Agreement is attached as an exhibit, and agree that such Statement, as so filed, is filed on behalf of each of them.


         This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute one agreement.


         IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of February 19, 1997.

                                         CHASE VENTURE CAPITAL ASSOCIATES, L.P.
                                         By: CHASE CAPITAL PARTNERS,
                                             its General Partner

                                         By: /s/ Jeffrey C. Walker
                                             ----------------------------------
                                             Jeffrey C. Walker
                                             Managing General Partner

                                         CIBC WOOD GUNDY VENTURES, INC.

                                         By: /s/ Barry Stewart
                                             ----------------------------------
                                             Barry Stewart
                                             Director


                                         CIBC, INC.

                                         By: /s/ Matt Singleton
                                             ----------------------------------
                                             Matt Singleton
                                             President



                                         CANADIAN IMPERIAL HOLDINGS, INC.

                                         By: /s/ Matt Singleton
                                             ----------------------------------
                                             Matt Singleton
                                             President


                                         CANADIAN IMPERIAL BANK OF COMMERCE

                                         By: /s/ Matt Singleton
                                             ----------------------------------
                                             Matt Singleton
                                             Executive Vice President